UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d) (2))
☐	Definitive Information Statement

GOLDEN MATRIX GROUP, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

Telephone: (702) 318-7548

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS
INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

To:	The Stockholders of Golden Matrix Group, Inc.

Re:	Action by Written Consent In Lieu of Special Meeting of Stockholders

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock and preferred stock of Golden Matrix Group, Inc., a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our stockholders that effective on [], 2021, Luxor Capital LLC (the “Majority Stockholder”), which entity is beneficially owned and controlled by Anthony Brian Goodman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, which beneficially owns an aggregate of 108,644,270,483 total voting shares, representing approximately 99.982% of the Company’s voting stock as of such date, including (a) 7,470,483 shares of common stock, representing 27.5% of the Company’s outstanding shares of common stock, and (b) 1,000 shares of the Company’s Series B Voting Preferred Voting Stock, representing 100% of the Company’s issued and outstanding Series B Voting Preferred Voting Stock, which Series B Voting Preferred Voting Stock shares each vote four times the number of shares of the Company’s common stock outstanding (27,159,200 shares), executed a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Consent”), approving the following matter, which had previously been approved by the Board of Directors of the Company (the “Board”) on [], 2021:

●

the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of Common Stock from forty million (40,000,000) shares to two hundred and fifty million (250,000,000) shares and to restate Article 3, Capital Stock thereof, to reflect such amendment, and clarify the Board of Director’s ability to designate and issue ‘blank check’ preferred stock.

This Information Statement has been mailed to stockholders on or around [●], 2021. Stockholders may also request a copy of the Information Statement by contacting our main office at (702) 318-7548.

In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been mailed to our stockholders, which we expect to be on or approximately [●], 2021.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Las Vegas, Nevada	/s/ Anthony Brian Goodman
[●], 2021	Anthony Brian Goodman,
Chief Executive Officer and Chairman

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Appendices:
Appendix A – Form of Certificate of Amendment to Articles of Incorporation to Increase Authorized Common Stock

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Golden Matrix” and “Golden Matrix Group, Inc.” refer specifically to Golden Matrix Group, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Information Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission;

●	“Securities Act” refers to the Securities Act of 1933, as amended; and

●	“FYE” means fiscal year end.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A. of our Annual Report on Form 10‑K for the fiscal year ended January 31, 2021, as filed with the Securities and Exchange Commission on April 30, 2021 (the “Form 10-K”).

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3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

Telephone: (702) 318-7548

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This Information Statement is being mailed on or about [●], 2021, to the holders of record at the close of business on [●], 2021 (the “Record Date”) of shares of the common stock and preferred stock of Golden Matrix Group, Inc., a Nevada corporation, in connection with the following action taken by the holder of a majority of our outstanding voting shares as follows:

●

the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of Common Stock from forty million (40,000,000) shares to two hundred and fifty million (250,000,000) shares and to restate Article 3, Capital Stock thereof, to reflect such amendment and to clarify the Board of Director’s ability to designate and issue ‘blank check’ preferred stock (the “Amendment”).

On [], 2021, Luxor Capital LLC (the “Majority Stockholder”), which entity is beneficially owned and controlled by Anthony Brian Goodman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, which beneficially owns an aggregate of 108,644,270,483 total voting shares, representing approximately 99.982% of the Company’s voting stock as of such date, including (a) 7,470,483 shares of common stock, representing 27.5% of the Company’s outstanding shares of common stock, and (b) 1,000 shares of the Company’s Series B Voting Preferred Voting Stock, representing 100% of the Company’s issued and outstanding Series B Voting Preferred Voting Stock, which Series B Voting Preferred Voting Stock shares each vote four times the number of shares of the Company’s common stock outstanding (27,159,200  shares), executed a written consent (the “Majority Stockholder Consent”) approving the actions described above, which was in lieu of a special meeting of our stockholders.

The Amendment described above, as approved by the Majority Stockholder pursuant to the Majority Stockholder Consent effective on [●], 2021, had previously been approved by the Board of Directors of the Company on [●], 2021.

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to Section 78.380(1)(b) of the Nevada Law, an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and pursuant to Section 78.330 of Nevada Law, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. In order to eliminate the costs and management time involved in holding a special meeting and in order to approve the Amendment described above, the Board of Directors of the Company voted to utilize the written consent of the Majority Stockholder of the Company and did in fact obtain, the written consent of the Majority Stockholder to approve the Amendment described above, pursuant to the Majority Stockholder Consent.

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The actions taken pursuant to the Majority Stockholder Consent were in lieu of a special meeting of stockholders. This Information Statement shall constitute notice to you of the Majority Stockholder taking action by written consent under Section 78.320 of the NRS.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the Majority Stockholder will be effective no earlier than twenty (20) days after the date this Information Statement is first sent to stockholders, which we expect to be on or approximately [●], 2021. Notice of the availability of this Information Statement is being mailed on or about [●], 2021, to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent. Stockholders may also request a copy of the Information Statement by contacting our main office at (702) 318-7548.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

As a result of the above, your consent is not required and is not being solicited.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock and preferred stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of common stock and Series B Voting Preferred Stock held by the Majority Stockholder, the total number of votes that the Majority Stockholder voted in favor of the Amendment and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series B Voting Preferred Stock held	Number of Votes held by Majority Stockholder		Number of Votes that Voted in favor of the Amendment	Percentage of the Voting Equity that Voted in favor of the Amendment
Luxor Capital LLC	7,470,483	1,000	108,644,270,483	(1)	108,644,270,483	99.982%
Total	7,470,483	1,000	108,644,270,483		108,644,270,483	99.982%

(1)

The holder of the 1,000 shares of the Series B Voting Preferred Stock has the right to vote those shares of the Series B Voting Preferred Stock regarding any matter or action that is required to be submitted to the stockholders of the Company for approval. The vote of each share of the Series B Voting Preferred Stock is equal to and counted as four times the votes of all of the shares of the Company’s (i) common stock, and (ii) other voting preferred stock issued and outstanding on the date of each and every vote or consent of the stockholders of the Company regarding each and every matter submitted to the stockholders of the Company for approval. Based on 108,663,959,200 total voting shares, including 27,159,200 shares voted by the common stock and 108,636,800,000 shares voted by the Series B Voting Preferred Stock. Brian Anthony Goodman, the Chief Executive Officer and member of the Board of Directors of the Company serves as President of, owns and controls, and is deemed to beneficially own the shares held by Luxor Capital LLC.

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Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada Law are afforded to the Company’s stockholders as a result of the approval of the Amendment set forth above.

Vote Required

The number of votes cast in favor of the Amendment described above had to be at least equal to the vote of stockholders holding shares in the Company entitling them to exercise a majority of the voting power of the Company. As of the Record Date, the Company had outstanding 27,159,200 shares of common stock, which each vote one (1) voting share on stockholder matters, and 1,000 shares of Series B Voting Preferred Voting Stock, which each vote four times the number of shares of the Company’s common stock outstanding (27,159,200 shares), or 108,636,800,000 total voting shares in aggregate, and as such, there were an aggregate of 108,663,959,200 total voting shares outstanding as of the Record Date. The Majority Stockholder voted an aggregate of 108,644,270,483 total voting shares, or 99.982% of the Company’s total voting shares as of the Record Date via the Majority Stockholder Consent, to approve the Amendment described above, which voting shares were equal to a majority of the voting power of the Company.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Our Board and the Majority Stockholder, pursuant to the Majority Stockholder Consent, have approved and ratified the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada to reflect the Amendment, and to increase the Company’s total authorized number of shares of Common Stock from forty million (40,000,000) shares to two hundred and fifty million (250,000,000) shares (the “Share Increase”), and to restate Article 3, Capital Stock thereof and to clarify the Board of Director’s ability to designate and issue ‘blank check’ preferred stock, in the form of Appendix A hereto, which is subject to non-material technical, administrative or similar changes and modifications by the officers of the Company, in order to comply with Nevada law.

The Amendment has no effect on the par value of the Company’s common stock or preferred stock, or on the terms of any previously designated series of preferred stock (including, but not limited to the Series B Voting Preferred Stock).

The purpose of the Share Increase is to provide the Board of Directors the ability to issue additional shares of common stock of the Company to enable the Company to complete transactions which the Board of Directors believe may be accretive to stockholders, including acquisitions, consulting and employment relationships and fund raisings, provided that the Company does not currently have any definitive plans to, or definitive agreements or understandings in place to, issue any such additional authorized but unissued shares of common stock which will be made available as a result of the Share Increase.

The purpose of the Amendment is to reflect the Share Increase and to restate Article 3, Capital Stock of the current Articles of Incorporation, to clarify the rights and preferences of the common stock and preferred stock of the Company, and the Board of Director’s authority to designate and issue ‘blank check’ preferred stock from time to time.

As a result of the Share Increase, there will be two hundred and seventy million (270,000,000) total authorized shares of capital stock the Company, consisting of:

•	250,000,000 shares of common stock, having a par value of $0.00001 per share; and

•	20,000,000 shares of preferred stock, having a par value of $0.00001 per share, which currently includes:

○	19,999,000 designated shares of Series A Preferred stock, having a par value of $0.00001 per share; and

○	1,000 shares of Series B Voting Preferred stock, having a par value of $0.00001 per share.

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The Board of Directors will be authorized to issue the additional shares of common stock without having to obtain the approval of the Company’s stockholders. The issuance of additional shares could result in the dilution of the value of the shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Company’s common stock.

The increase in the number of shares of common stock available for issuance is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board of Directors to provide for the issuance of shares of common stock without stockholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Our original Articles of Incorporation, the provisions of which remained in effect as of the date of the Majority Stockholder Consent, provided the Board of Directors authority to designate and issue ‘blank check’ preferred stock, and the Amendment restates and clarifies the provisions of the original Articles of Incorporation, confirming and clarifying the Board of Director’s authority to designate and issue such preferred stock. There are no changes to the rights of the Board of Director’s authority to designate and issue ‘blank check’ preferred stock from the Company’s original Articles of Incorporation (except for prior changes in the number of authorized shares of ‘blank check’ preferred stock, which as disclosed above, currently total 20 million total shares) as a result of the Amendment, which simply restates such prior rights for clarity.

Subject to the provisions of our Articles of Incorporation, as amended, and the limitations prescribed by law, our Board of Directors is expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by our stockholders. Our Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to what is in our best interests and the best interests of our stockholders. The Amendment also clarifies and confirms that our Board of Directors has flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as our Board of Directors deems to be in our best interests and the best interests of our stockholders.

The issuance by us of preferred stock could dilute both the equity interests and the earnings per share of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of preferred stock could also have voting rights superior to our common stock (similar to our Series B Voting Preferred Stock), and therefore would have a dilutive effect on the voting power of our existing stockholders, notwithstanding the fact that we currently have no undesignated shares of preferred stock available for future designation.

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Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our Company (notwithstanding the current terms of our Series B Voting Preferred Stock). Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive our stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of preferred stock to persons friendly to our Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

There are currently no plans, arrangements, commitments or understandings for the issuance of shares of preferred stock.

As discussed above, the Amendment simply restates the current rights of the Board of Directors of the Company to designate and issue ‘blank check’ preferred stock as set forth in the original Articles of Incorporation of the Company.

Effective Time and Implementation of the Amendment

The effective time for the Amendment will be the date on which we file the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment. We currently anticipate that the Amendment will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders, which we expect to be on or approximately [●], 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each Named Executive Officer, as such term is defined in the Executive Compensation table of the Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as filed with the Securities and Exchange Commission on April 30, 2021, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock and preferred stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and/or investing power with respect to securities. We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Additionally, shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

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Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock and preferred stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o 3651 Lindell Road, Suite D131, Las Vegas, NV 89103.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned		Series B Voting Preferred Stock Beneficially Owned (1)		Percent of Series B Voting Preferred Stock Beneficially Owned	Total Voting Shares (2)	Percent of Total Voting Shares
Named Executive Officers and Directors:
Anthony B. Goodman (3)	15,900,579		48.8%		1,000	(4)	100%	108,647,300,579	99.985%
Omar Jimenez (5)	50,000		*	%	—		—%	—	—%
Weiting Feng (6)	2,701,509		9.5%		—		—%	1,301,509	* %
Thomas E. McChesney	251,173	(7)	*	%	—		—%	151,173	* %
Murry G. Smith	100,000	(8)	*	%	—		—%	—	—%
Aaron Richard Johnston	100,000	(8)	*	%	—		—%	—	—%
All directors and executive officers as a group (six persons)	19,103,261		55.7%		1,000		100%	108,648,753,261	99.986%

Greater Than 5% Stockholders:
None.

* Under 1%.

(1)

On August 10, 2015, the Company’s Board of Directors authorized the creation of 1,000 shares of Series B Voting Preferred Stock. The holder of the shares of the Series B Voting Preferred Stock has the right to vote those shares of the Series B Voting Preferred Stock regarding any matter or action that is required to be submitted to the stockholders of the Company for approval. The vote of each share of the Series B Voting Preferred Stock is equal to and counted as four times the votes of all of the shares of the Company’s (i) common stock, and (ii) other voting preferred stock issued and outstanding on the date of each and every vote or consent of the stockholders of the Company regarding each and every matter submitted to the stockholders of the Company for approval.

(2)

Based on 108,663,959,200 total voting shares, including 27,159,200 shares voted by the common stock and 108,636,800,000 shares voted by the Series B Voting Preferred Stock. Includes 7,470,483 shares of common stock and 1,000 shares of Series B Voting Preferred Stock held by Luxor Capital, LLC, which Mr. Goodman serves as President of, owns and controls, and is deemed to beneficially own.

(3)

Ownership includes 3,030,096 shares of common stock individually and 7,470,483 shares of common stock and 1,000 shares of Series B Voting Preferred Stock beneficially owned by Luxor Capital, LLC (“Luxor”), which entity, and shares, Mr. Goodman is deemed to beneficially own. Also includes 5,400,000 shares which may be purchased by Mr. Goodman pursuant to stock options that are exercisable within 60 days of the Record Date.

(4)	Shares are held in the name of Luxor but beneficially owned by Mr. Goodman.

(5)	Represents options to purchase 50,000 shares of the Company’s common stock at an exercise price of $9.91 per share, which vest to the individual within 60 days of the Record Date.

(6)	Includes 1,400,000 shares which may be purchased by Ms. Feng pursuant to stock options that are exercisable within 60 days of the Record Date.

(7)	Includes options to purchase shares of the Company’s common stock at an exercise price of $0.795 per share, which vest to the individual within 60 days of the Record Date.

(8)	Represents options to purchase 100,000 shares of the Company’s common stock at an exercise price of $2.67 per share, which vest to the individual within 60 days of the Record Date.

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Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

DISSENTERS’ RIGHTS

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the actions approved in the Majority Stockholder Consent.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2022 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Golden Matrix Group, Inc.

Attention: Corporate Secretary

3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

Facsimile: 702-318-9082

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy or information statement is released to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of that year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

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Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Golden Matrix Group, Inc., 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103 or by faxing a communication to 702-318-9082.

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to our Corporate Secretary, at 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s website at http://www.sec.gov.  Additionally, copies of our filings and reports with the SEC are made available on our website at www.goldenmatrix.com, under the heading “Investors”—“SEC Filings”. Our website contains information we do not desire to incorporate by reference in this Information Statement.

Dated: [•], 2021	GOLDEN MATRIX GROUP, INC.

	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman, Chief Executive Officer

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Appendix A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: GOLDEN MATRIX GROUP, INC. Entity or Nevada Business Identification Number (NVID): E0357962008-6
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1, 2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: [ ]%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______

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Changes to takes the following effect:

- ☐ The entity name has been amended. ☐ Dissolution
- ☐ The purpose of the entity has been amended. ☐ Merger
- ☐ The authorized shares have been amended. ☐ Conversion
- ☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

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BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article 3, is amended to increase the authorized number of shares of common stock to 250,000,000 and to restate such Article 3 as shown below. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______ Signature of Officer or Authorized Signer — Title X ______ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

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ARTICLE III, Capital Stock, is amended and restated to read as follows, which shall have no effect on any previously designed shares of, or series of, preferred stock, which shall remain in full force and effect following this Amendment:

"ARTICLE III

Section 1. *Authorized Shares*. The aggregate number of shares which the Corporation shall have authority o issue is two hundred and seventy million (270,000,000) shares, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock", with all of such shares having a par value of $0.00001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is two hundred and fifty million (250,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is twenty million (20,000,000) shares, with all of such shares having a par value of $0.00001 per share. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions and relative, participating, optional, and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.

Section 2. *Common Stock*.

(a) *Dividend Rate*. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended form time to time (hereafter, the "Articles") or the Nevada Revised Statutes (hereafter, the "NRS"), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) *Voting rights*. Except is otherwise provided by the NRS, the holders of the issued and outstanding shares of common stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to accumulate votes.

(c) *Liquidation Right*. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in Corporation's assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation's assets available for distribution after giving affect to any liquidation preference of any shares Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) *No Conversion, Redemption, or Preemptive Rights*. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) *Consideration for Shares*. The Common Stock authorized by this Article shall be issued for such consideration are shall be fixed, from time to time, by the Board of Directors.

Section 3. *Preferred Stock*.

(a) *Designation*. The board of directors is hereby vested with the authority from time to time divided by resolution for the issuance of shares of Preferred Stock in one more series not exceed the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series, the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating there to, including, without limitation the generality of the foregoing: the voting rights relating to the shares Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and maybe applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to

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convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section "fact or event" includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b) *Certificate*. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

Section 4. *Non-Assessment of Stock*. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation."

This form must be accompanied by appropriate fees.

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